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                                                                   Exhibit 10.17
                        INCENTIVE STOCK OPTION AGREEMENT
                                       OF
                               ORIOLE HOMES CORP.

      AGREEMENT dated this 22nd day of February, 1995, between Oriole Homes Corp., a Florida corporation (hereinafter called the "Company"), and Harry A. Levy (hereinafter called the "Employee").
                              W I T N E S S E T H:
                              --------------------
      WHEREAS, the Company desires to grant Employee a proprietary interest in the Company in order to increase his/her efforts on its behalf; and
      WHEREAS, the Company has this day granted to the Employee an option to purchase the number of shares of Class B Common Stock, par value $.10 per share, of the Company, and at the option price, all as hereinafter stated, such option to be exercisable not more than five (5) years after the date hereof; and
     WHEREAS, the Employee is willing to accept said option and to be bound by the terms and conditions thereof; and
     WHEREAS, the execution and delivery of this Agreement has been duly authorized by the Board of Directors of the Company;
      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained and other good and valuable considerations, the receipt whereof is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
                           GRANT OF OPTION; ADJUSTMENT
                           OF SHARES COVERED BY OPTION
                           ---------------------------
      1.1 The Company hereby grants to the Employee an option to purchase from the Company, upon the terms and conditions hereinafter set forth, 3,500 shares of Class B Common Stock, par value $.10 per share, of the Company, for a consideration of $6.875 per share.




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      1.2 The number of shares of Common  Stock above  stated,  and the purchase price thereof, shall be subject to adjustment from time to time as provided herein.
                               PAYMENT FOR SHARES
                               ------------------
      2.1 The option price of the shares to be purchased pursuant to each exercise of the within option shall be paid to the Company by the Employee in full, in cash or check or in whole or in part by:
     a. transfer to the Company of shares of Class A or Class B Common Stock having a Fair Market Value equal to the option exercise price at the time of such exercise; or
      b. delivery of instructions to the Company to withhold from the option shares that would otherwise be issued on the exercise that number of option shares having a Fair Market Value equal to the option exercise price at the time of such exercise. If the Fair Market Value of the number of whole shares transferred or the number of whole option shares surrendered is less than the total exercise price of the option, the shortfall must be made up in cash or check.
                               EXERCISE OF OPTION
                               ------------------
      3.1 The within option may be exercised during the lifetime of the Employee and in whole or in part at any time after February 22, 1997 and thereafter until on or before February 22, 2000.
      3.2 At least twenty days prior to the date upon which all or any portion of the within option is to be exercised, the person entitled to exercise the option shall deliver to the Company written notice of his/her election to exercise all or part of the option, which notice shall specify the date and time for the exercise of the option and the number of shares in respect to which the option is to be exercised. The date specified in such notice shall be a business day and the time specified shall be during the regular business hours of the Company.
      3.3 The person entitled to exercise the option shall, at the date and time specified in such notice, pay to the Company the consideration set forth in
Section 2 hereof at the principal office of the Company, the option price of the shares in respect of which the option is being exercised, and contemporaneously, or as soon thereafter as is practical, the Company shall deliver to the person




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entitled  to  exercise  the  option,  registered  in the  name of  such  person, certificates representing the number of shares of stock or other securities in respect of which the option is being exercised.
                             EMPLOYMENT OF EMPLOYEE
                             ----------------------
      4. If the services of Employee are terminated for any reason on or prior to February 22, 2000, the Company has the right to redeem the shares that have been acquired at the exercise price. If such right of redemption is not exercised within thirty (30) days from the termination date, the Company's rights of redemption shall have no further force or effect.
                       RESTRICTIONS ON EXERCISE OF OPTION
                          AND SALE OF STOCK BY EMPLOYEE
                          -----------------------------
      5. Unless the option and shares acquired upon the exercise of the option are registered under the Securities Act of 1933, as amended (the "Securities Act"), the Employee hereby represents and warrants to the Company that any and all shares of Class B Common Stock which shall be acquired pursuant to the exercise of the option shall be acquired for the Employee's own account and not for the account or beneficial interest of any other person or entity, that such shares of Class B Common Stock shall be acquired for the Employee's own investment and that the shares of Class B Common Stock shall not be acquired with a view to or for resale in connection with the distribution of all or any part thereof. Furthermore, the Employee agrees that any shares of Class B Common Stock so acquired will bear an appropriate legend to signify their restriction under the applicable securities laws and that "stop-transfer" instructions will be given to the Company's transfer agent.
      The Employee agrees to be subject to and bound by any other restrictions imposed by, or which the Company believes to be necessary or advisable to comply with, any Federal or State securities laws, including but not limited to restrictions governing the time and circumstances or disposition of the shares being acquired by exercise of such option.




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                            NO RIGHTS AS SHAREHOLDER
                           OR TO CONTINUED EMPLOYMENT
                           --------------------------
      6. The Employee shall not have any rights as a shareholder of the Company with respect to any shares of Class B Common Stock prior to the date of issuance to the Employee of the certificate or certificates for such shares and the grant of the option does not confer to the Employee any right to be employed by the Company and will not interfere in any way with the right of the Company to terminate the employment of the Employee.
                                NO SECURITIES ACT
                             REGISTRATION OBLIGATION
                             -----------------------
     7. The Company shall have no obligation to the Employee to register the Common Stock under the Securities Act.
                                  MISCELLANEOUS
                                  -------------
      8.1 This Agreement shall be binding upon and inure to the benefit of the Company and its successors and the Employee and his executors and/or administrators, provided that the within option shall be nontransferable by the Employee otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Employee the option shall be exercisable only by him.
      8.2 In the event there are any changes in the Class B Common Stock of the Company through merger, consolidation, recapitalization, stock dividend or other change in the corporate or capital structure of the Company, appropriate adjustments, as may seem equitable to the Board of Directors of the Company, shall be made in the number of shares and the exercise price per share of the options to prevent dilution of the rights granted hereunder.
      8.3 For the purposes of this Agreement, a transfer of the Employee from the Company to a subsidiary, or vice versa, or from one subsidiary to another, shall not be deemed a termination of employment.
      8.4 This Agreement shall be deemed to be made under and shall be construed in accordance with the laws of the State of Florida.




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      8.5 This  Agreement  shall  become  effective  as of the date  hereof and, unless sooner terminated, shall remain in effect for a period of five (5) years from the date hereof. This Agreement may be terminated at any time by mutual consent of the parties hereto, but no modification or amendment of this Agreement shall become effective until such modification or amendment shall have been approved by the Board of Directors of the Company.
      8.6 The terms and conditions of the 1994 Stock Option Plan of Oriole Homes Corp., as approved by Shareholders on April 5, 1994 (the "Plan") are hereby incorporated herein by reference and if there is any conflict between this Agreement and the Plan the provisions of the Plan shall govern.
      IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be executed by its President or Vice President and the Employee has executed this Agreement, the day and year first above written.

                                        ORIOLE HOMES CORP.



                                        By: /S/ MARK A. LEVY
                                        --------------------
                                        Mark A. Levy, President





                                        /S/ HARRY A. LEVY
                                        -----------------
                                        Employee





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